o BT INVESTMENT FUNDS o

                               GLOBAL HIGH YIELD
                                SECURITIES FUND




                               SEMI-ANNUAL REPORT
                               ------------------
                                  MARCH o 1998

Global High Yield Securities Fund

Table of Contents

              Letter to Shareholders                                3

              Global High Yield Securities Fund
                 Statement of Assets and Liabilities                5
                 Statement of Operations                            5
                 Statements of Changes in Net Assets                6
                 Financial Highlights                               6
                 Notes to Financial Statements                      7

              Global High Yield Securities Portfolio
                Schedule of Portfolio Investments                   8
                Statement of Assets and Liabilities                10
                Statement of Operations                            10
                Statements of Changes in Net Assets                11
                Financial Highlights                               11
                Notes to Financial Statements                      12



                            ------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                            ------------------------

Global High Yield Securities Fund

Letter to Shareholders

We are pleased to present you with this semi-annual report for the Global High Yield Securities Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The Investment Global High Yield Securities Fund (the "Fund") had a total return of 0.37%* for the six months ended March 31, 1998, as compared to 3.39% for the Fund's benchmark and 2.01% for the Lipper Global Income Average**. The benchmark is calculated using the performances of three appropriate indices in the following proportions: J.P. Morgan Emerging Markets Bond Index:
1/3, Merrill Lynch High Yield Master Index: 1/3, and J.P. Morgan Global Government Bond Index: 1/3***. Since its inception on December 14, 1993, the Fund has delivered a total return of 59.89% cumulatively, or 11.55% annualized, as of March 31, 1998. The Fund returned 12.14% for the twelve months ended March 31, 1998.

MARKET ACTIVITY

There was a rather dramatic split between the performance of the U.S. and emerging markets during this semi-annual period, primarily due to the Asian economic and currency crises that caused major turbulence around the world in the fourth calendar quarter of 1997.

U.S. Market

The high yield market in the U.S. performed well during the six months ending March 31, 1998, returning 4.74% as measured by the Merrill Lynch High Yield Index.*** This performance only marginally lagged the higher grade Lehman Government/Corporate Index***, which returned 4.77% over the same period. The high yield market benefited from steady economic growth and a continued strong flow of funds into the market. However, it was not able to keep pace with the highest grade indices, as the U.S. Treasury market benefited from an Asian crisis-related "flight to quality" as well as from expectations of possible Federal Reserve Board easing during these months. In this environment, the spread between the high yield and Treasury sectors widened marginally from 2.77% at the end of September 1997 to 3.00% at the end of March 1998. New issue volume set new records, especially in the telecommunications/media sector.

------------------------------------------
              Objective
Seeks a high level of current income, with
a secondary objective of capital apprecia-
tion, through investments in the global
high yield debt markets.+
------------------------------------------

Emerging Markets

Emerging markets' performance suffered during the Fund's semiannual period, as speculation that the rolling wave of Asian currency devaluations would force an abandonment of the Hong Kong dollar peg to the U.S. dollar. Many investors quickly sold off their holdings of emerging market debt everywhere, including Asia, Latin America, Russia, and Eastern Europe. The markets were rattled further as the year neared its close by concerns that South Korean banks might default on their obligations. In December, however, Korea reached an agreement with the IMF, and in January, Western banks agreed to roll over maturing short-term obligations. As investor confidence grew with the perception that South Korea as well as Thailand were implementing IMF-led reforms, these two markets--the hardest hit in Asia in the fourth quarter of 1997--recovered strongly in the first quarter of 1998.

------------------------------------------
          Investment Instruments
Primarily high yield, non-investment grade
debt securities issued in many of the
world's securities markets.
------------------------------------------

As the rest of Asia recovered, however, Indonesia deteriorated significantly in the first quarter of 1998. The country did not adhere to the terms of its original IMF agreements and then began planning a currency board system without IMF support. Fortunately, as the quarter closed, Indonesia seemed to back off its currency board proposal and began addressing the issue of its large pool of outstanding foreign-denominated corporate debt. By the end of March, it appeared that some sort of compromise would be reached.

In Latin America, initial concerns that Brazil would be forced to devalue its currency caused markets there to fall during the fourth quarter of 1997. Due to its close relationship with Brazil, similar concerns spread to Argentina. On the other hand, Mexico, considered by many to be a safe haven in Latin America, was less affected due to the reforms installed during the 1995 peso crisis and the country's comparatively closer ties to the U.S.

In Eastern European markets, there was also disparity among the markets. Citing positive economic growth prospects and a drastically reduced inflation rate, Moody's raised the foreign currency bond ceiling of Bulgaria, giving a boost to its country's Brady Bonds. However, concerns about Boris Yeltsin's health, a worldwide decline in oil prices, and the potential devaluation of the Russian ruble--another fallout from the Asian currency troubles--combined to cause volatility that plagued the financial markets in Russia throughout the period.



                    Diversification of Portfolio Investments

                        By Country as of March 31, 1998
                    (percentages are based on market value)


                           [PIE CHARTS APPEARS HERE]


Bulgaria     2%                                 Colombia 3%
Philippines  2%                                    China 8%
Argentina   10%                                    Other 1%
Panama       2%                                   Canada 2%
Mexico      15%                           United States 53%
Hong Kong    2%




----------------------
* Performance quoted represents past performance and is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

*** Indexes are unmanaged, and investments cannot be made in an index.

+ Foreign investing involves special risks, including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Lower-rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

Global High Yield Securities Fund

INVESTMENT REVIEW

The Fund underperformed both its benchmark and its category average. This was primarily due to overweight positions relative to the benchmark in emerging markets. It is well worth noting, however, that the Fund's disappointment was milder than it might have been, since based on the previous period's performance, we had already pared the Fund's overall exposure to the emerging markets by October. By the time the Asian crisis erupted, the Fund's Latin American exposure had been cut from 45% to 40% and its Asian exposure from 20% to 15%. The Fund's increased position in the U.S. high yield market also helped to offset some losses.

After October, the Fund began a slow but steady recovery, as it continued to increase its allocation to the U.S. high yield market, raising its exposure from 31% at the end of September 1997 to 53% as of March 31, 1998. We also shifted assets into more defensive emerging market countries, such as Mexico and Poland, and eliminated the Fund's exposure to Brazil completely, as we believe it is the most vulnerable of the Latin American markets. At the same time, we began re-building positions in Asia, especially in China, as we feel that a recovery process has begun in that part of the world.

MANAGER OUTLOOK

There have been encouraging signs in Asia, particularly in the form of positive policy steps on the part of some of the affected countries. If the announced reform measures are implemented, confidence and liquidity should gradually return to these nations' markets. We believe that initially, sovereign and sovereign-related debt will benefit, while the performance of private issuers may be problematic during the inevitable economic slowdown.

As Asia recovers, the remainder of the emerging markets will likely also benefit, provided they do not succumb to local political or economic problems specific to some of these issuers. In this regard, progress on the fiscal front will be particularly important in Brazil.

The U.S high yield market, in the aggregate, is trading at historically tight levels, despite a less than optimistic corporate profit outlook. However, the market continues to benefit from high levels of liquidity. Provided the U.S. economy does not move into an outright recession, which we feel is unlikely, there should continue to be specific issuers that will benefit from strong fundamentals.

Given this outlook, we are looking to cautiously increase the Fund's emerging market exposure, particularly in Asia. In U.S. high yield, we will continue to mine an ever-expanding universe of issuers for particularly compelling investments.

We will, of course, continue to monitor economic conditions and how they affect the financial markets, as we seek a high level of current income, with capital appreciation as a secondary objective.

We value your ongoing support of the Global High Yield Securities Fund and look forward to continuing to serve your investment needs in the years ahead.

                                /s/ Greg Hooper
                                _______________
                                  Greg Hopper
                            Portfolio Manager of the
                     Global High Yield Securities Portfolio
                                 March 31, 1998

Performance Comparison

Comparison of Change in
Value of a $10,000 Investment
in the Global High Yield
Securities Fund and the
blended JP Morgan Emerging
Bond/Merrill Lynch High
Yield/JP Morgan Global
Government Bond Index
since December 31, 1993.

-------------------------------------
     Total Return for the Period
        Ended March 31, 1998

Six Months          Since 12/14/93*
   0.37%                11.55%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.
-------------------------------------


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                     Global High Yield        JPM EMBI/ML High
                Securities Fund - $15,989  Yield/JPM GGB - $15,185

Dec-93                  $10,000                   $10,000
Mar-94                    9,870                     9,298
Jun-94                    9,711                     9,224
Sep-94                   10,259                     9,597
Dec-94                    9,694                     9,381
Mar-95                    9,128                     9,617
Jun-95                   10,207                    10,577
Sep-95                   10,699                    10,857
Dec-95                   11,496                    11,436
Mar-96                   11,920                    11,552
Jun-96                   12,346                    11,964
Sep-96                   13,192                    12,642
Dec-96                   13,953                    13,231
Mar-97                   14,216                    13,183
Jun-97                   15,171                    14,082
Sep-97                   15,883                    14,687
Dec-97                   15,409                    15,138
Mar-98                   15,989                    15,185

           Past performance is not indicative of future performance.

Global High Yield Securities Fund

Statement of Assets and Liabilities  March 31, 1998 (unaudited)


Assets
   Investment in Global High Yield Securities Portfolio, at Value                                                 $25,815,877
   Deferred Organization Expenses                                                                                       1,160
   Prepaid Expenses and Other                                                                                          20,068
                                                                                                                  -----------
Total Assets                                                                                                       25,837,105
                                                                                                                  -----------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed                                                                  17,332
   Due to Bankers Trust                                                                                                11,580
   Accrued Expenses and Other                                                                                          30,191
                                                                                                                  -----------
Total Liabilities                                                                                                      59,103
                                                                                                                  -----------
Net Assets                                                                                                        $25,778,002
                                                                                                                  ===========
Composition of Net Assets
   Paid-in Capital                                                                                                $24,083,212
   Undistributed Net Investment Income                                                                                 16,196
   Undistributed Net Realized Gain from Investments, Options and Foreign Currency Transactions                        203,676
   Net Unrealized Appreciation on Investments, Options and Foreign Currency Transactions                            1,474,918
                                                                                                                  -----------
Net Assets                                                                                                        $25,778,002
                                                                                                                  ===========
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)               $     10.91
                                                                                                                  ===========
Shares Outstanding ($0.001 par value per share, unlimited number of shares of beneficial interest authorized)       2,363,138
                                                                                                                  ===========





Statement of Operations  For the six months ended March 31, 1998 (unaudited)


Investment Income
   Income Allocated from Global High Yield Securities Portfolio, net                                              $ 1,036,034
                                                                                                                  -----------
Expenses
   Administration and Services Fees                                                                                   124,014
   Printing and Shareholder Reports                                                                                    11,641
   Registration Fees                                                                                                    3,092
   Professional Fees                                                                                                    6,219
   Trustees Fees                                                                                                        1,365
   Deferred Organization Expenses                                                                                         828
   Miscellaneous                                                                                                        1,882
                                                                                                                  -----------
   Total Expenses                                                                                                     149,041
   Less Expenses Absorbed by Bankers Trust                                                                            (51,135)
                                                                                                                  -----------
      Net Expenses                                                                                                     97,906
                                                                                                                  -----------
Net Investment Income                                                                                                 938,128
                                                                                                                  -----------
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
   Net Realized Gain (Loss) from:
      Investment Transactions                                                                                         379,642
      Option Transactions                                                                                             (22,550)
      Foreign Currency Transactions                                                                                    47,173
   Net Change in Unrealized Appreciation/Depreciation on Investments, Options and Foreign Currency Transactions    (1,179,609)
                                                                                                                  -----------
Net Realized and Unrealized (Loss) on Investment, Options and Foreign Currency Transactions                          (775,344)
                                                                                                                  -----------
Net Increase in Net Assets from Operations                                                                        $   162,784
                                                                                                                  ===========



                  See Notes to Financial Statements on Page 7

Global High Yield Securities Fund

Statements of Changes in Net Assets

                                                                                      For the            For the
                                                                                 six months ended      year ended
                                                                                  March 31, 1998+  September 30, 1997
                                                                                 ----------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                          $   938,128       $  1,554,745
   Net Realized Gain from Investment, Options and Foreign Currency Transactions       404,265          1,826,728
   Net Change in Unrealized Appreciation/Depreciation on Investments, Options and
   Foreign Currency Transactions                                                   (1,179,609)         1,005,959
                                                                                  -----------       ------------
Net Increase in Net Assets from Operations                                            162,784          4,387,432
                                                                                  -----------       ------------
Distributions to Shareholders
   Net Investment Income                                                             (921,932)        (2,106,154)
   Net Realized Gain from Investment, Options and Foreign Currency Transactions    (1,772,759)          (489,931)
                                                                                  -----------       ------------

Total Distributions                                                                (2,694,691)        (2,596,085)
                                                                                  -----------       ------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                    8,274,372         18,915,362
   Dividend Reinvestments                                                             617,855            475,271
   Cost of Shares Redeemed                                                         (5,028,284)       (16,276,633)
                                                                                  -----------       ------------
Net Increase from Capital Transactions in Shares of Beneficial Interest             3,863,943          3,114,000
                                                                                  -----------       ------------
Total Increase in Net Assets                                                        1,332,036          4,905,347
Net Assets
Beginning of Period                                                                24,445,966         19,540,619
                                                                                  -----------       ------------
End of Period (includes (over)undistributed net investment income of $16,196
   and ($26,709), respectively)                                                   $25,778,002       $ 24,445,966
                                                                                  ===========       ============


Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Global High Yield Securities Fund.

                                                                                                      For the period
                                                                         For the years ended         December 14, 1993
                                                    For the                 September 30,            (Commencement of
                                               six months ended     -----------------------------     Operations) to
                                                March 31, 1998+     1997         1996        1995    September 30, 1994
                                               ----------------     ----         ----        ----    ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period               $12.01          $11.20        $9.78      $10.29         $10.00
                                                   -------         -------      -------     -------        -------
Income from Investment Operations
   Net Investment Income                             0.22            0.75         0.87        0.77           0.31
   Net Realized and Unrealized Gain (Loss) on
     Investment and Foreign Currency Transactions   (0.40)           1.37         1.30       (0.41)         (0.02)
                                                   -------         -------      -------     -------        -------
Total Income (Loss) from Investment Operations      (0.18)           2.12         2.17        0.36           0.29
                                                   -------         -------      -------     -------        -------
Distributions to Shareholders
   Net Investment Income                            (0.21)          (1.06)       (0.75)      (0.87)            --
   Net Realized Gain from Investment Transactions   (0.71)          (0.25)          --          --             --
                                                   -------         -------      -------     -------        -------
Total Distributions                                 (0.92)          (1.31)       (0.75)      (0.87)            --
                                                   -------         -------      -------     -------        -------
Net Asset Value, End of Period                     $10.91          $12.01       $11.20       $9.78         $10.29
                                                   =======         =======      =======     =======        =======
Total Investment Return                              0.37%          20.40%       23.31%       4.28%          3.66%*
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)        $25,778         $24,446      $19,541     $22,913        $14,738
   Ratios to Average Net Assets:
      Net Investment Income                          7.19%*          6.60%        8.04%       8.68%          5.44%*
      Expenses, including Expenses of the
        Global High Yield Securities Portfolio       1.50%*          1.50%        1.50%       1.74%          1.75%*
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                                0.74%*          0.68%        1.00%       0.87%          1.08%*

---------
*  Annualized
+  Unaudited

                   See to Financial Statements on Page 7

Global High Yield Securities Fund

Notes to Financial Statements (unaudited)

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Global High Yield Securities Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on December 14, 1993. The Fund invests substantially all of its assets in the Global High Yield Securities Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report.

B. Investment Income

The Fund's income, net of expenses, is earned daily on its investment in the Portfolio and is recorded on the accrual basis. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Organization Expenses

Costs incurred by the Fund in connection with its organization and initial registration are being amortized evenly over a five year period.

D. Dividends

It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually.

E. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other

The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's Funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .95% of the Fund's average daily net assets. Amount owed under the Administration and Services Agreement amounted to $20,951, net of waived expenses of $9,371 for the six month period ended March 31, 1998.

The Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the Act, Edgewood may seek reimbursement, at an annual rate not exceeding .20% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the six month period ended March 31, 1998, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .75% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.50% of the average daily net assets of the Fund, including expenses of the Portfolio. For the six month period ended March 31, 1998, expenses of the Fund have been reduced by $51,135.

Certain officers of the Fund are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation for services as officers of the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility ("the revolver")and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis, and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Shares of Beneficial Interest

At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                 For the six month                  For the
                    period ended                   year ended
                  March 31, 1998+              September 30, 1997
                -------------------          ---------------------
                Shares       Amount          Shares         Amount
                ------       ------          ------         ------

Sold           729,054    $ 8,274,372      1,659,669    $ 18,915,362
Reinvested      57,551        617,855         42,015         475,271
Redeemed      (458,479)    (5,028,284)    (1,411,403)    (16,276,633)
              --------    -----------     ----------    ------------
Net Increase   328,126    $ 3,863,943        290,281    $  3,114,000
              ========    ===========     ==========    ============

--------
+  Unaudited

Global High Yield Securities Portfolio

Schedule of Portfolio Investments March 31, 1998 (unaudited)

Principal              Security                                       Value
---------              --------                                       -----

           CORPORATE DEBENTURES - 66.49%
           Canada - 2.35%
  850,000  Call-Net Enterprises, Inc., 9.27%, 8/15/07              $   607,750
                                                                   -----------
           China - 7.77%
  500,000  Guangdong Enterprises, 8.875%, 5/22/07                      453,415
  500,000  Huaneng Power International Plc., 1.75%,
            5/21/04                                                    516,950
1,000,000  Road King Infrastructure, 9.50%, 7/15/07 (b)                803,525
  250,000  Zhuhai Highway Co. Ltd., 11.50%, 7/01/08 (b)                231,355
                                                                   -----------
                                                                     2,005,245
                                                                   -----------
           Colombia - 2.92%
  500,000  Celcaribe SA, 13.50%, 3/15/04 (b)(c)                        753,900
                                                                   -----------
           Germany - 0.89%
  400,000  Impress Metal Packaging Holding, 9.875%,
            5/29/07 (b)                                                229,350
                                                                   -----------
           Philippines - 1.78%
  475,735  Bauang Private Power Corp., 10.17%,
            3/15/08                                                    460,273
                                                                   -----------
           U.S.A. - 50.78%
  720,000  Allied Waste North America, 10.25%,
            12/01/06                                                   804,600
  650,000  Coach USA, Inc., 9.375%, 7/01/07                            682,500
  190,000  Conmed Corp., 9.00%, 3/15/08                                193,800
  530,000  Crown Castle International Corp., 10.625%,
            11/15/07                                                   359,738
  500,000  Dime Capital Trust, 9.33%, 5/06/27                          565,236
  500,000  Empress River Casino Finance, 10.75%,
            4/01/02                                                    545,000
  250,000  Forcenergy, Inc., 8.50%, 2/15/07                            246,875
  600,000  Fresenius Medical Capital Trust II, 7.875%,
            2/01/08(b)                                                 603,000
  625,000  Friendly Ice Cream, 10.50%, 12/01/07                        662,500
  685,000  HMH Properties, Inc., 8.875%, 7/15/07                       722,675
  625,000  Horseshoe Gaming, 9.375%, 6/15/07                           677,344
  250,000  Hutchison Whampoa, 6.988%, 8/01/37(b)                       236,875
  600,000  Jacor Communications Co., 8.00%, 2/15/10                    606,000
  400,000  Majestic Star Casino, 12.75%, 5/15/03                       434,000
  650,000  NBTY, Inc., 8.625%, 9/15/07                                 666,250
  650,000  Newpark Resources, Inc., 8.625%, 12/15/07                   667,063
  600,000  Nextel Communications, 9.95%, 2/15/08(b)                    384,750
  250,000  Ocean Energy, Inc., 10.375%, 10/15/05                       278,750
  600,000  Premier Parks, Inc., 9.25%, 4/01/06                         616,500
  500,000  PriCellular Wireless Corp., 12.25%, 10/01/03(c)             532,500
  250,000  PriCellular Wireless Corp., 10.75%,
            11/01/04(c)                                                283,750
  500,000  Quorum Health Group, Inc., 8.75%,
            11/01/05                                                   527,500
  500,000  Twin Laboratories Inc., 10.25%, 5/15/06                     552,500


Principal              Security                                       Value
---------              --------                                       -----

  650,000  Wharf International Finance Ltd., 7.625%,
            3/13/07                                                $   553,215
  600,000  Winstar Communications, Inc., 14.00%,
            10/15/05                                                   502,500
  200,000  Zale Corp., 8.50%, 10/01/07 (b)                             204,000
                                                                   -----------
                                                                    13,109,421
                                                                   -----------
Total Corporate Debentures (Cost $16,924,633)                       17,165,939
                                                                   -----------
           GOVERNMENT BONDS - 29.55%
           Argentina - 10.42%
  237,500  Argentina FRB, Series L, 6.625%, 3/31/05                    220,021
1,000,000  Argentina Par, Series L-GP, 5.75%, 3/31/23                  766,250
  800,000  Argentina Par, Series L-GP, 6.875%, 3/31/23                 695,000
1,000,000  Republic of Argentina, 9.50%, 11/30/02 (e)                1,008,000
                                                                   -----------
                                                                     2,689,271
                                                                   -----------
           Bulgaria - 1.52%
  500,000  Bulgaria-IAB, Series PDI, 6.562%, 7/28/11                   392,500
                                                                   -----------
           Mexico - 14.61%
1,000,000  Mexico Discount A, 6.692%, 12/31/19                         940,630
  750,000  Mexico Discount, Series B, 6.617%,
            12/31/19                                                   707,813
1,000,000  Mexico Par W-B, 6.25%, 12/31/19                             850,200
1,000,000  Mexico Par, Series B, 6.25%, 12/31/19                       850,000
  500,000  United Mexican States, 6.25%, 12/31/19                      424,400
                                                                   -----------
                                                                     3,773,043
                                                                   -----------
           Panama - 1.74%
  525,942  Panama PDI, 6.562%, 7/17/16 (d)                             448,366
                                                                   -----------
           Russia - 1.26%
  102,518  Russia-Interest Notes-Series US, 6.718%,
            12/15/15                                                    72,531
  400,000  Vnesheconombank Loan, 6.718%,
            12/15/20                                                   253,000
                                                                   -----------
                                                                       325,531
                                                                   -----------
Total Government Bonds (Cost $6,394,456)                             7,628,711
                                                                   -----------
           OTHER SECURITIES - 0.05%
           Mexico - 0.00%
1,538,000  Mexican Value Recovery Rights (a)                                 0
  500,000  Mexico-Ser. B Warrants (a)                                        0
                                                                   -----------
                                                                             0
                                                                   -----------
           U.S.A. - 0.05%
     500   IHF Holdings-Ser. I Warrants (a)(b)                          12,500
                                                                   -----------
                                                                        12,500
                                                                   -----------
Total Other Securities (Cost $0)                                        12,500
                                                                   -----------


              See Notes to Financial Statements on Pages 12 and 13

Global High Yield Securities Portfolio

Schedule of Portfolio Investments  March 31, 1998 (unaudited)

 Shares                Security                                       Value
 ------                --------                                       -----

           PREFERRED STOCK NON-CONVERTIBLE - 1.69%
           Hong Kong - 1.69%
   20,000  Swire Pacific Offshore                                  $   435,000
                                                                   -----------
Total Preferred Stock Non-convertible (Cost $500,000)                  435,000
                                                                   -----------
           SHORT TERM INSTRUMENT - 2.08%
           U.S.A. - 2.08%
  536,358  BT Institutional Cash Management Fund,
            5.51%, 4/01/98                                             536,358
                                                                   -----------
Total Short Term Instrument (Cost $536,358)                            536,358
                                                                   -----------
Total Investments (Cost $24,355,447)             99.86%             25,778,508
Other Assets in Excess of Liabilities             0.14%                 37,369
                                                ------             -----------
Net Assets                                      100.00%            $25,815,877
                                                ======             ===========

---------------

(a) Non-income producing securities.
(b) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(c) Debt obligations initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(d) Payment in-kind security
(e) Floating rate security

              See Notes to Financial Statements on Pages 12 and 13

Global High Yield Securities Portfolio

Statement of Assets and Liabilities  March 31, 1998 (unaudited)


Assets
   Investments, at Value (Cost of $24,355,447)                                                                       $25,778,508
   Cash                                                                                                                   77,180
   Receivable from Bankers Trust                                                                                           9,319
   Dividends and Interest Receivable                                                                                     474,209
   Receivable for Securities and Options Sold                                                                          1,204,517
                                                                                                                     -----------
Total Assets                                                                                                          27,543,733
                                                                                                                     -----------
Liabilities
   Due to Bankers Trust                                                                                                   14,463
   Payable for Securities Purchased                                                                                    1,681,937
   Payable for Options Purchased and Repurchased                                                                          27,750
   Accrued Expenses and Other                                                                                              3,706
                                                                                                                     -----------
Total Liabilities                                                                                                      1,727,856
                                                                                                                     -----------
Net Assets                                                                                                           $25,815,877
                                                                                                                     ===========
Composition of Net Assets
   Paid-in Capital                                                                                                   $24,336,995
   Net Unrealized Appreciation on Investments, Options and Foreign Currency Transactions                               1,478,882
                                                                                                                     -----------
Net Assets                                                                                                           $25,815,877
                                                                                                                     ===========



Statement of Operations  For the six months ended March 31, 1998 (unaudited)


Investment Income
   Dividends                                                                                                         $    22,100
   Interest                                                                                                            1,112,101
                                                                                                                     -----------
Total Investment Income                                                                                                1,134,201
                                                                                                                     -----------
Expenses
   Advisory Fees                                                                                                         104,711
   Administration and Services Fees                                                                                       26,178
   Professional Fees                                                                                                      10,370
   Trustees Fees                                                                                                           1,012
   Miscellaneous                                                                                                           1,220
                                                                                                                     -----------
   Total Expenses                                                                                                        143,491
   Less Expenses Absorbed by Bankers Trust                                                                               (45,324)
                                                                                                                     -----------
      Net Expenses                                                                                                        98,167
                                                                                                                     -----------
Net Investment Income                                                                                                  1,036,034
                                                                                                                     -----------
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
   Net Realized Gain (Loss) from:
      Investment Transactions                                                                                            379,642
      Option Transactions                                                                                                (22,550)
      Foreign Currency Transactions                                                                                       47,173
   Net Change in Unrealized Appreciation/Depreciation on Investments, Options and Foreign Currency Transactions       (1,179,609)
                                                                                                                     -----------
Net Realized and Unrealized (Loss) on Investment, Options and Foreign Currency Transactions                             (775,344)
                                                                                                                     -----------
Net Increase in Net Assets from Operations                                                                           $   260,690
                                                                                                                     ===========


              See Notes to Financial Statements on Pages 12 and 13

Global High Yield Securities Portfolio

Statements of Changes in Net Assets

                                                                                     For the            For the
                                                                                six months ended      year ended
                                                                                 March 31, 1998+  September 30, 1997
                                                                                ----------------  ------------------
Increase in Net Assets from:
Operations
   Net Investment Income                                                          $ 1,036,034       $  1,733,585
   Net Realized Gain from Investment and Foreign Currency Transactions                404,265          1,829,181
   Net Change in Unrealized Appreciation/Depreciation on Investments
      and Foreign Currency Transactions                                            (1,179,609)         1,006,745
                                                                                  -----------       ------------
Net Increase in Net Assets from Operations                                            260,690          4,569,511
                                                                                  -----------       ------------
Capital Transactions
   Proceeds from Capital Invested                                                   8,892,226         19,438,269
   Value of Capital Withdrawn                                                      (7,821,899)       (19,266,075)
                                                                                  -----------       ------------
Net Increase in Net Assets from Capital Transactions                                1,070,327            172,194
                                                                                  -----------       ------------
Total Increase in Net Assets                                                        1,331,017          4,741,705
Net Assets
Beginning of Period                                                                24,484,860         19,743,155
                                                                                  -----------       ------------
End of Period                                                                     $25,815,877       $ 24,484,860
                                                                                  ===========       ============



Financial Highlights

Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Global High Yield Securities Portfolio.

                                                                                                   For the period
                                                                      For the years ended        December 14, 1993
                                               For the                   September 30,            (Commencement of
                                          six months ended      -----------------------------      Operations) to
                                           March 31, 1998+      1997         1996        1995    September 30, 1994
                                          ----------------      ----         ----        ----    ------------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)  $25,816          $24,485      $19,743     $23,003         $14,729
   Ratios to Average Net Assets:
      Net Investment Income                     7.92%*           7.34%        8.78%       9.63%           6.44%*
      Expenses                                  0.75%*           0.75%        0.75%       0.75%           0.75%*
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                           0.35%*           0.30%        0.44%       0.45%           0.59%*
   Portfolio Turnover Rate                        73%             139%         207%        169%            347%

----------
*  Annualized
+  Unaudited


              See Notes to Financial Statements on Pages 12 and 13

Global High Yield Securities Portfolio

Notes to Financial Statements (unaudited)

Note 1--Organization and Significant Accounting Policies

A. Organization

The Global High Yield Securities Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on December 14, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments are carried at fair market value as determined by independent pricing services at the end of each business day. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded by the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements

The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions

The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts

Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked to market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts

The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

J. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Global High Yield Securities Portfolio

Notes to Financial Statements (unaudited)

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $4,419 for the six month period ended March 31, 1998.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .80% of the Portfolio's average daily net assets. Accrued advisory fees amounted to $17,676, net of reimbursable expenses of $7,631 at March 31, 1998.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .75% of the average daily net assets of the Portfolio. For the six months ended March 31, 1998, expenses of the Portfolio have been reduced by $45,324.

Certain officers of the Portfolio are also directors, officers and/or employees of Edgewood Services, Inc. None of the officers so affiliated received compensation for services as officers of the Portfolio.

The Portfolio may invest in the BTInstitutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of March 31, 1998 amounted to $28,280 and are recorded as interest income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility ("the revolver")and a discretionary demand line of credit facility (collectively "the credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A quarterly commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis during each calendar quarter, and is apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1998, were $21,469,439 and $17,383,727, respectively.

The tax basis of investments held at March 31, 1998 amounted to $24,355,447. The aggregate gross unrealized appreciation for all investments was $1,767,324 and the aggregate gross unrealized depreciation for all investments was $344,263. Additionally, at March 31, 1998 payable for securities purchased amounted to $1,681,937.

Note 4--Credit Risks

Although the Portfolio's investments are diversified, the Portfolio invests in primarily high yield, non-investment grade debt securities issued in many of the world's securities markets. Investments in higher yielding securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer.

Note 5--Foreign Securities

The Portfolio may invest in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

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                                       14

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                                       15

BT INVESTMENT FUNDS
GLOBAL HIGH YIELD SECURITIES FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897 Pittsburgh, PA 15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022


                        --------------------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This must be preceded or accompanied by a current prospectus for the Fund.
                        --------------------------------

                                                                STA478100 (5/98)